UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 26th, 2021

BRIGHTLANE CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-54027	30-078905
(State of incorporation)	(Commission File Number)	(IRS Employer No.)

 3 Bethesda Metro Center

Suite 700

Bethesda, Md 20814

(Address of principal executive offices and Zip Code)

(888 468-2856)

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

On May 26th, 2021 (the “Dismissal Date”), the Board of Directors of Brightlane Corp. (the “Company”) dismissed Prager Metis CPAs LLC (“Prager Metis”) as the Company’s independent registered public accounting firm, effective immediately. The reports of Prager Metis CPAs LLC on the Company’s consolidated financial statements as of and for the year ended December 31, 2018 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the year ended December 31, 2018 and through the Dismissal Date, there were (i) no disagreements between the Company and Prager Metis on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement, if not resolved to the satisfaction of Prager Metis, would have caused Prager Metis to make reference thereto in their report on the consolidated financial statement for such year, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Prager Metis with a copy of this Form 8-K and requested that Prager Metis CPAs LLC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Prager Metis agrees with the above statements. A copy of such letter, dated June 15, 2021, is attached as Exhibit 16.1.

[(b)       Contemporaneous with the dismissal of Prager Metis, the Board of Directors of the Company engaged BFBorgers CPA PC (“BF Borgers”) to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2018, effective as of the Dismissal Date. During the years ended December 31, 2018 and through the Dismissal Date, the Company has not consulted with BFBorgers regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that BFBorgers concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.]

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Number	Description of Exhibit
16.1	Letter from Prager Metis CPAs LLC

       SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 15, 2021

BRIGHTLANE CORP. S/ Erwin Vahlsing, Jr. By: Erwin Vahlsing, Jr. CFO